J.P. MORGAN SPECIALTY FUNDS

JPMorgan Diversified Real Return Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated April 29, 2016

to the Summary Prospectuses and

Prospectuses dated December 29, 2015, as supplemented

Effective immediately, Nicole Goldberger is on maternity leave and will not be involved in the day to day management of the JPMorgan Diversified Real Return Fund (the “Fund”). During the time Ms. Goldberger is on leave, the Fund will continue to be managed by the remaining members of the portfolio management team. Ms. Goldberger is expected to return from her leave on or about June 21, 2016, at which point she will resume her role as a member of the Fund’s portfolio management team.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-DRR-416